                                                                    EXHIBIT 99.2

                              JOINT FILING AGREEMENT

                                   March 4, 2020

      Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange
Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission
(and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing,and/or incorporation by reference of this agreement as an exhibit thereto.  This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

       IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date set forth below.

       Date: March 4, 2020               RYAN L. VARDEMAN

                                         By:     /s/Ryan L. Vardeman
                                                 -------------------
                                         PALOGIC VALUE FUND, L.P.

                                         By:     Palogic Value Management, L.P.
                                         Its:    General Partner

                                         By:     Palogic Capital Management, LLC
                                         Its:    General Partner

                                         By:     /s/Ryan L. Vardeman
                                                 -------------------
                                         Name:   Ryan L. Vardeman
                                         Title:  Sole Member

                                         PALOGIC VALUE MANAGEMENT, L.P.

                                         By:     Palogic Capital Management, LLC
                                         Its:    General Partner

                                         By:     /s/Ryan L. Vardeman
                                                 -------------------
                                         Name:   Ryan L. Vardeman
                                         Title:  Sole Member

                                         PALOGIC CAPITAL MANAGEMENT, LLC

                                         By:     /s/Ryan L. Vardeman
                                                 -------------------
                                         Name:   Ryan L. Vardeman
                                         Title:  Sole Member